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                               EXHIBIT 10.21

                       EXECUTIVE SEVERANCE AGREEMENT

          As of February 28, 1998, each of the following officers have entered into an Executive Severance Agreement identical to the form of Executive Severance Agreement that is incorporated by reference from
Exhibit 10.18 of the Company's Form 8-K filed March 5, 1997:

                           Steven D. Crandall
                           David A. Dams
                           Gregory K. Daniels
                           E. Philip Farley
                           Ralph W. Garlick
                           David L. Kerstein
                           Kenneth C. Krei
                           Larry S. Magnesen
                           Daniel W. Terpsma
                           Michael J. Whalen